SCHWAB ANNUITY PORTFOLIOS

(the “Trust”)

Schwab Money Market Portfolio

(the “Portfolio”)

Supplement dated January 4, 2016

This supplement provides information regarding certain changes the Portfolio will be making in connection with amendments adopted by the U.S. Securities and Exchange Commission to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended (the “Amendments”).

Intention of the Portfolio to Operate as a Government Money Market Fund

Under the Amendments, a “government money market fund” is defined as a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. A money market fund that meets this definition will be permitted to continue to utilize the amortized cost method and/or penny rounding pricing to value its portfolio securities and to transact at a constant net asset value. In addition, a government money market fund will not be subject to a liquidity fee (up to 2%) on redemptions and/or a redemption gate (suspension of redemptions for up to 10 business days in any 90 day calendar period), unless the fund’s board of trustees determines to reserve the ability to do so. Effective April 14, 2016, the Portfolio intends to operate as a “government money market fund.”

Accordingly, at a meeting held on September 22, 2015, the Board of Trustees of the Trust (the “Board”) approved the adoption of: (1) a non-fundamental investment policy requiring the Portfolio to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities; and (2) a non-fundamental investment policy requiring the Portfolio to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including repurchase agreements that are collateralized fully by government securities. With respect to the 80% investment policy, the Portfolio will provide at least 60 days prior notice of any future change to the policy.

In addition, the Board has determined not to reserve the ability to subject the Portfolio to a liquidity fee and/or a redemption gate on Portfolio redemptions. Please note that the Board may determine to reserve this ability in the future, but only after providing appropriate prior notice to shareholders as required under the Amendments.

Further, effective April 14, 2016, the Portfolio will change its name to Schwab Government Money Market Portfolio.

The Prospectus and Statement of Additional Information of the Portfolio will be updated to reflect the name change and the addition of the new non-fundamental investment policies on April 14, 2016.

For more information regarding Money Market Fund Reform, visit Schwab’s Money Market Fund Reform Resource Center at www.csimfunds.com/mmfreformcenter

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB ANNUITY PORTFOLIOS

(the “Trusts”)

Schwab Government Money Fund	Schwab Investor Money Fund
Schwab U.S. Treasury Money Fund	Schwab AMT Tax-Free Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab California Municipal Money Fund
Schwab Value Advantage Money Fund	Schwab New York Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Pennsylvania Municipal Money Fund
Schwab Cash Reserves	Schwab New Jersey Municipal Money Fund
Schwab Advisor Cash Reserves	Schwab Massachusetts Municipal Money Fund
Schwab Money Market Portfolio

(the “Funds”)

Supplement dated January 4, 2016

On November 8, 2015, the Boards of Trustees of the Trusts approved an agreement to terminate the ability of the investment adviser and/or its affiliates to recapture from the Funds, or otherwise seek reimbursement payments from the Funds for, any fees waived under the voluntary yield waiver.

The investment adviser and/or its affiliates will continue to voluntarily waive fees for the Funds under the voluntary yield waiver to the extent necessary to maintain a positive net yield or non-negative net yield for the Funds, as applicable, but will no longer have the ability to recapture, or otherwise seek reimbursement payments from the Funds, for those fees or any fees previously waived under the voluntary yield waiver.

Accordingly, effective as of November 9, 2015, all references to the ability to recapture or seek reimbursement payments by the investment adviser and/or its affiliates under the voluntary yield waiver are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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